Exhibit 4.1


COMMON STOCK                                            COMMON STOCK
NO PAR VALUE                                SEE REVERSE FOR CERTAIN DEFINITIONS

                           FIRST VALLEY BANCORP, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF CONNECTICUT

THIS CERTIFIES THAT

                                    SPECIMEN

is the owner of:

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF FIRST VALLEY BANCORP, INC. (the "Company") a Connecticut Bank Holding Company. The shares represented by this certificate are transferable only on the stock transfer books of the Company by the holder of record hereof, or by his or her duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This security is not a deposit or account and is not federally insured or guaranteed.

      This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      IN WITNESS WHEREOF, the Company has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.


[SEAL] ___________________________         Dated: ____________________________

        James J. Pryor                            Robert L. Messier, Jr.
        Chairman                                  President and CEO

                           FIRST VALLEY BANCORP, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF  GIFTS  MIN  ACT - __________
custodian _______                            under Uniform Gifts to Minors Act

(Cust)  (Minor)

TEN ENT - as tenants by the entireties

                                                 ___________________________
                                                          (State)

JT TEN - as joint tenants with right of
           survivorship and not as tenants
           in common

     Additional abbreviations may also be used though not in the above list.

For value received, _________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEE

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

_____________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

DATED ______________________

                                               NOTICE: THE SIGNATURE  TO
                                               THIS    ASSIGNMENT   MUST
                                               CORRESPOND WITH  THE NAME
                                               AS WRITTEN  UPON THE FACE
                                               OF  THE   CERTIFICATE  IN
                                               EVERY PARTICULAR  WITHOUT
                                               ALTERATION OR ENLARGEMENT
                                               OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:    ______________________________
                         THE  SIGNATURE(S) SHOULD   BE
                         GUARANTEED  BY   AN  ELIGIBLE
                         GUARANTOR INSTITUTION (BANKS,
                         STOCKBROKERS,   SAVINGS   AND
                         LOAN ASSOCIATIONS AND  CREDIT
                         UNIONS WITH MEMBERSHIP IN  AN
                         APPROVED SIGNATURE  GUARANTEE
                         MEDALLION PROGRAM),  PURSUANT
                         TO S.E.C. RULE 17Ad-15


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